Prospectus Supplement	October 21, 2019

Putnam PanAgora Market Neutral Fund
Prospectus dated December 30, 2018

Effective November 1, 2019, the subsections Investments and Risks under the heading Fund summary are restated in their entirety as follows.

Investments, risks, and performance

Investments

The fund pursues its goal by investing through a diversified set of long/short equity strategies that seek to identify and exploit multiple price inefficiencies that exist in global equity markets. PanAgora Asset Management, Inc. (“PanAgora”), the subadviser to the fund, believes that these inefficiencies create investment opportunities in different market segments, at different times, and for different reasons, before they are ultimately arbitraged away. By using a diversified set of strategies that PanAgora believes have low correlation to one another, the fund seeks to generate returns under different market conditions and over different time horizons that are more stable over time than the returns of any individual strategy.

The fund’s strategies rely on quantitative models and information and data inputs to those models in an effort to capitalize on investment opportunities that exist when the prospects of a company’s likely success or failure are not fully recognized by market participants.

The fund’s strategies are managed within three distinct sleeves of the fund designed to capitalize on long-term, intermediate-term, and short-term price inefficiencies. PanAgora strategically allocates the fund’s investments among the various strategies, varying the allocations from time to time based upon its assessment of the attractiveness of the available opportunity set, to seek to increase the potential for higher returns.

Although the fund may have net long or short exposure to the stock market at any time, PanAgora expects that, over time, the fund’s returns will not closely correlate with stock market movements. PanAgora may adjust the fund’s portfolio from time to time, and may use derivatives, to minimize exposure to stock market movements. The fund’s portfolio is also adjusted on a regular basis in an effort to manage risk from systematic factors (such as market or interest rate movements), risk from sector, country and region exposure, as well as excessive risk from any one security, by using derivatives, exchange traded funds (ETFs) and other risk management and portfolio construction techniques.

PanAgora expects to implement the fund’s strategies primarily through investing in total return swap contracts, although it may also use other derivatives (such as futures contracts, options, currency swaps and other swap contracts), to take long or short positions in equity securities (principally common stocks, American Depositary Receipts (ADRs), and real estate investment trusts (REITs)), fixed income securities, and other investment companies. The fund may have exposure to U.S. and non-U.S. (including both developed and emerging market) companies, to companies of any market capitalization and to fixed income securities of any credit quality, duration or maturity (principally government-issued instruments, money market instruments, and investment-grade corporate instruments). At times, the fund may also hold these instruments directly. The

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fund may take “short” derivatives positions and may use derivatives to hedge and for speculative purposes.

In addition, the fund may invest up to 25% of its net assets in stock, rights, warrants, and other securities of special purpose acquisition companies (“SPACs”).

A significant portion of the assets of the fund will be invested in short-term instruments, including cash and cash equivalents generally with one year or less term to maturity. These investments serve as collateral for the derivative positions the fund takes and also may earn income for the fund.

Risks

It is important to understand that you can lose money by investing in the fund.

There can be no assurance that the fund’s strategies will achieve any particular level of return. The fund’s allocation of assets among strategies and asset classes may hurt performance, and efforts to generate returns under different market conditions and over different time horizons through the use of strategies and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

The value of the securities in which the fund invests (whether directly or indirectly through derivatives) may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default or expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for small and midsize companies.

The fixed income securities in which the fund invests (whether directly or indirectly through derivatives) are subject to interest rate risk, which means the value of those investments is likely to fall if interest rates rise. The fund’s investments in fixed income securities also are subject to credit risk, which is the risk that the issuer of the fixed income security may default on payment of interest or principal. Interest rate risk is generally greater for the fund’s investments in longer-term fixed income securities.

The fund’s investments in total return swap contracts and other derivatives are subject to losses caused by unanticipated market movements, and there may be imperfect correlation between price movements of a derivative and price movements of the security or other asset for which the derivative is intended as a substitute. Derivatives may be difficult to value and may increase the fund’s transaction costs. Derivatives also involve the risk of the potential inability to terminate or sell derivatives positions. Derivatives can significantly increase the fund’s exposure to credit and counterparty risks. Derivatives, particularly over-the-counter instruments, involve the risk of the potential failure of the other party to the instrument to meet its obligations. Derivatives are subject to the risk that the fund may be delayed or prevented from recovering margin or other amounts deposited with a clearinghouse, futures commission merchant or other counterparty. If the fund has insufficient cash, it may have to sell its investments to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

The fund’s use of derivatives also increases its risks by increasing investment exposure (which may be considered leverage). Leveraging may cause the fund’s performance to be more volatile, may expose the fund to losses in excess of the amounts invested, and may require the fund to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

The fund’s use of “short” derivatives positions may have the effect of economic leverage, which magnifies investment exposure, and may result in losses if the underlying assets appreciate in value.

Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. In addition, the securities issued by SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be illiquid.

Exposure to REITs subjects the fund to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets.

Exposure to open-end or closed-end investment companies and ETFs subjects the fund to substantially the same risks as those associated with direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an active or index ETF or other investment company.

The fund may have some direct or indirect exposure to illiquid securities. PanAgora may not be able to sell the fund’s illiquid investments when it considers it desirable to do so, or PanAgora may be able to sell them only at less than their value.

The fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable ordinary income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Effective November 1, 2019, the subsections Diversified strategies through Common stocks, under the heading What are the fund’s main investment strategies and related risks? are restated in their entirety as follows.

• Diversified strategies. PanAgora believes that investment opportunities exist in different market segments, at different times, and for different reasons, before they are ultimately arbitraged away. By using a diversified set of long/short equity strategies that PanAgora believes have low correlation to one another, rather than a single strategy, the fund seeks to generate returns from a broad set of investment opportunities. In addition, since these strategies are designed to generate returns under different market conditions and over different time horizons, PanAgora expects the fund to produce returns that are more stable over time than the returns of any individual strategy.

The fund’s strategies rely on quantitative models and information and data inputs to those models. It is PanAgora’s philosophy that stock prices are largely driven by the fundamental strengths or weaknesses of an underlying company’s business and that certain fundamentally based measures are indicative of a company’s likely success or failure. PanAgora believes that investment opportunities exist because many investors lack the ability to identify and evaluate these measures with sufficient breadth and speed. As a result, PanAgora has developed models to combine in-depth fundamental insights with advanced quantitative techniques in an effort to capitalize on investment opportunities that exist when the prospects of a company’s likely success or failure are not fully recognized by market participants.

The fund’s strategies are diversified across a variety of investment horizons. These strategies are managed within three distinct sleeves of the fund designed to capitalize on long-term, intermediate-term, and short-term inefficiencies. PanAgora believes that the ability to invest across multiple strategies that address multiple investment horizons expands the available opportunity set while providing additional diversification to the fund, because the strategies generally have low correlation with one another. In addition, PanAgora’s process strategically allocates the fund’s investments among the various strategies, varying the allocations from time to time based upon PanAgora’s assessment of the attractiveness of the available opportunity set, to seek to increase the potential for higher returns.

• Long-term strategies (9-12 month investment horizon): The long-term strategies identify investment opportunities based on a company’s fundamental strengths or weaknesses. PanAgora intends to take long positions in companies that it believes may have stronger long-term prospects, while simultaneously taking short positions in companies that it believes may have weaker long-term prospects. PanAgora uses proprietary models to analyze data in an effort to identify companies that may have a leading position in their industry, sustainable competitive advantages, strong brand strength and other strong fundamental qualities. PanAgora then uses a systematic process to rank all companies within the investable universe on a daily basis. PanAgora believes that this process may lead to superior returns to the extent that PanAgora is able to conduct deeper analyses of a broader set of companies than other fundamental or quantitative managers.

• Intermediate-term strategies (3-9 month investment horizon): The intermediate-term strategies seek to identify investment opportunities created when a stock’s price deviates from a predefined target. PanAgora intends to use several pair trading strategies, which attempt to identify and exploit discrepancies in the prices of two instruments that generally are expected to be highly correlated by matching a long position in one instrument with a short position in the other on the expectation that the prices will converge over time. For example, under a merger arbitrage strategy, the fund may buy shares of a target company while simultaneously shorting shares of an acquiring company in an effort to capture a spread between the price at which the target company trades after a transaction is announced and the price at which the acquiring company has announced it will pay for the target company upon the closing of the transaction. In addition, PanAgora intends to invest a portion of the fund’s assets in stock, rights, warrants, and other securities of SPACs or similar special purpose entities (although, in some cases, the fund may hold the securities of a SPAC for longer than 9 months).

• Short-term strategies (1 day to 3 month investment horizon): The short-term strategies are event-driven strategies that seek to capitalize on opportunities created by significant corporate actions or market events. PanAgora seeks to identify specific events in equity markets that are associated with significant movements of a company’s stock and seeks to buy or short the company’s stock in an effort to take advantage of those movements. The types of events may include liquidity events, in which a large set of shareholders must buy or sell a company, and news events, such as earnings calls, bankruptcies or spin-offs.

Although the fund may have net long or short exposure to the stock market at any time, PanAgora expects that, over time, the fund’s returns will not closely correlate with stock market movements. PanAgora may adjust the fund’s portfolio from time to time, and may use derivatives, to minimize exposure to stock market movements. At times, however, the fund may have more exposure to the stock market (either positive or negative) in an effort to take advantage of market opportunities. In addition, the fund’s portfolio is adjusted on a regular basis in an effort to manage risk from systematic factors (such as market or interest rate movements), risk from sector, country and region exposure, as well as excessive risk from any one security, by using derivatives, exchange traded funds (ETFs) and other risk management and portfolio construction techniques.

PanAgora expects to implement the fund’s strategies primarily through investing in total return swaps, although it may also use other derivatives (such as futures contracts, options, currency swaps and other swap contracts) to take long or short positions in equity securities (principally common stocks, ADRs, and REITs), fixed income securities, and other investment companies. The fund may have exposure to U.S. and non-U.S. (including both developed and emerging market) companies, to companies of any market capitalization and to fixed income securities of any credit quality, duration or maturity (principally government-issued instruments, money market instruments, and investment-grade corporate instruments). At times, the fund may also hold these instruments directly. The fund may take “short” derivatives positions and may use derivatives to gain or hedge (i.e., to offset exposure to securities, markets, currencies or other instruments) and for speculative purposes.

In addition, the fund may invest up to 25% of its net assets in stock, rights, warrants, and other securities of SPACs. A significant portion of the assets of the fund will be invested in short-term instruments, which may include, but are not limited to, U.S. Government securities (including U.S. Treasury bills), U.S. Government agency securities, investment-grade corporate obligations, Eurodollar obligations, bankers’ acceptances, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market fund shares, and cash and cash equivalents generally with one year or less term to maturity. These investments serve as collateral for the derivative positions the fund takes and also may earn income for the fund.

• Model and data risk. Given the nature of the fund’s investments and strategies, PanAgora relies heavily on its proprietary models and on data supplied by third parties. PanAgora uses models and data to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the fund’s investments. PanAgora regularly enhances and updates its models to reflect its developing research, fundamental analysis and access to new data.

If the quantitative models or data used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and may cause the fund to underperform its benchmark or other funds with a similar investment goal, and the fund may realize losses. For example, PanAgora may in reliance on faulty models or data buy certain investments at prices that are too high, sell certain investments at prices that are too low or miss favorable investment opportunities altogether. Any hedging based on faulty models and data may prove to be unsuccessful. In addition, models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the fund.

All models require data. Some of the models that PanAgora may use are typically constructed based on historical data, and the success of these models is dependent largely on the accuracy and reliability of the supplied historical data. If incorrect data is entered into a model, the resulting output will be incorrect. As a result, any investment decisions made in reliance on the incorrect output from a model may not produce the desired results and the fund may realize losses. Even when data is correctly inputted into a model, the resulting information may differ, sometimes substantially, from other available data. For example, “model prices” that are provided by a model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.

• Derivatives. As described above, the fund expects to implement its investment strategies primarily through total return swaps. Investments in other derivatives, such as futures contracts, options, currency swaps and other swap contracts, may also be used as part of the fund’s investment strategies. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The fund may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The fund may use derivatives both for hedging and non-hedging purposes, as well as for speculative purposes. For example, the fund may use derivatives to increase or decrease the fund’s exposure to long-or short-term interest rates (in the United States or abroad) or to a particular currency or group of currencies. The fund may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s investment in derivatives may be limited by its intention to qualify as a regulated investment company.

In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. In particular, the fund will engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk.

Derivatives (including total return swaps) involve special risks and may result in losses. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivatives instrument and the reference asset, or other factors, especially in unusual market conditions, and may result in increased volatility. Derivatives may be difficult to value and may increase the fund’s transactions costs. The successful use of derivatives depends on the ability to manage these sophisticated instruments. There is no assurance that the fund’s use of derivative instruments will enable the fund to achieve its investment objective or that PanAgora will be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, total return swaps and other over-the-counter instruments may be considered illiquid, and it may not be possible for the fund to liquidate a swap or other derivative position at an advantageous time or price, which may result in significant losses. Derivatives, particularly over-the-counter instruments, also involve the risk that the other party to the derivatives transaction will not meet its obligations. Derivatives also are subject to the risk that the fund may be delayed or prevented from recovering margin or other amounts deposited with a clearinghouse, futures commission merchant or other counterparty. If the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Derivatives transactions (including total return swaps) typically involve “leverage,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. Derivatives and other transactions that give rise to leverage may cause the fund’s performance to be more volatile than if the fund had not been leveraged, as leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class. Leveraging also may require that the fund liquidate portfolio securities when it may not be advantageous to do so, to satisfy its obligations or to meet segregation requirements. Leveraging may expose the fund to losses in excess of the amounts invested. Furthermore, if the fund uses leverage through purchasing derivative instruments, the fund has the risk that losses may exceed the net assets of the Fund. The risk of loss from short derivatives positions is theoretically unlimited.

The fund’s investments in swaps will generate ordinary income and losses for federal income tax purposes and may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

For further information about additional types and risks of derivatives and the fund’s asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

• SPACs. As stated above, the fund may invest in stock, rights, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (“IPO”) for the purpose of acquiring an existing company. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the fund’s ability to meet its investment objective. If the SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. The fund will typically sell the stock, rights, and warrants of a SPAC before the closing of an acquisition, and, therefore, the fund generally will not have exposure to the acquired company.

• Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, the fund may provide significant exposure to companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.